UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 21, 2013 (January 9, 2013)

CORONUS SOLAR INC.
 (Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On January 15, 2013 (the “Adelanto West PPAs Effective Date”), our wholly-owned subsidiaries, Coronus Adelanto West 1 LLC and Coronus Adelanto West 2 LLC, entered into two identical Power Purchase Agreements (the “Adelanto West PPAs”) with Southern California Edison (“SCE”). The Adelanto West PPAs relate to our applications for interconnection service and the CREST tariff for two 1.5 MW solar PV power systems (the “Adelanto West 1 and Adelanto West 2 Projects”) on the 40 acre parcel of vacant land, situated in the City of Adelanto, California (the “Adelanto West Property”), our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), acquired on April 19, 2012.

The Adelanto West PPAs are standardized, must-take, full buy/ sell, power purchase agreements, where SCE purchases all of the Adelanto West 1 and Adelanto West 2 Projects’ generation, net of station use. The term of the Adelanto West PPAs is 20 years. The price SCE pays for the generation shall be premised on the adopted 2011 Market Price Referent, and shall be adjusted according to SCE’s time of delivery periods and energy allocation factors, as scheduled in the Adelanto West PPAs. Initial operation of the Adelanto West 1 and Adelanto West 2 Projects must be no later than eighteen months from the Adelanto West PPAs Effective Date. The Adelanto West PPAs include, but are not limited to, provisions in respect of termination, facility operation, billing and payment, curtailment, and insurance. Additionally, on or before the thirtieth day following the Adelanto West PPAs Effective Date, we are required to post and maintain development fees (the “Adelanto West PPAs Development Securities”) equal to $37,604 per Adelanto West PPA. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facilities, SCE shall return the Adelanto West PPAs Development Securities to us within thirty days of each facility’s initial operation.

On January 15, 2013 (the “Yucca Valley East 3 PPA Effective Date”), our wholly-owned subsidiary, Coronus Yucca Valley East 3 LLC entered into a Power Purchase Agreement (the “Yucca Valley East 3 PPA”) with SCE. The Yucca Valley East 3 PPA relates to our application for interconnection service and the CREST tariff for a third 1.5 MW solar PV power system (the “Yucca Valley East 3 Project”) on the 34.07 acre parcel of vacant land, situated east of Yucca Valley, in the County of San Bernardino, California (the “Yucca Valley East Property”), Coronus acquired on August 17, 2012.

The Yucca Valley East 3 PPA is a standardized, must-take, full buy/ sell, power purchase agreement, where SCE purchases all of the Yucca Valley East 3 Project’s generation, net of station use. The term of the Yucca Valley East 3 PPA is 20 years. The price SCE pays for the generation shall be premised on the adopted 2011 Market Price Referent, and shall be adjusted according to SCE’s time of delivery periods and energy allocation factors, as scheduled in the Yucca Valley East 3 PPA. Initial operation of the Yucca Valley East 3 Project must be no later than eighteen months from the Yucca Valley East 3 PPA Effective Date. The Yucca Valley East 3 PPA includes, but is not limited to, provisions in respect of termination, facility operation, billing and payment, curtailment, and insurance. Additionally, on or before the thirtieth day following the Yucca Valley East 3 PPA Effective Date, we are required to post and maintain a development fee (the “Yucca Valley East 3 PPA Development Security”) equal to $37,604. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facility, SCE shall return the Yucca Valley East 3 PPA Development Security to us within thirty days of the facility’s initial operation.

ITEM 2.03          CREATION OF A DIRECT FINANCIAL OBLIGATION.

On January 15, 2013, in relation to the Adelanto West PPAs, as disclosed above under Item 1.01, we incurred a direct obligation to post and maintain the Adelanto West Development Securities equal to $37,604 per Adelanto West PPA. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facilities, SCE shall return the Adelanto West PPAs Development Securities to us within thirty days of each facility’s initial operation.

On January 15, 2013, in relation to the Yucca Valley East 3 PPA, as disclosed above under Item 1.01, we incurred a direct obligation to post and maintain the Yucca Valley East 3 Development Security equal to $37,604. If, on or before initial operation, we demonstrate to SCE's satisfaction that we have installed all of the equipment or devices necessary for us to satisfy the gross power rating of the generating facility, SCE shall return the Yucca Valley East 3 PPA Development Security to us within thirty days of the facility’s initial operation.

ITEM 7.01          REGULATION FD DISCLOSURE.

As disclosed above under Item 1.01, we announced Coronus Adelanto West 1 LLC and Coronus Adelanto West 2 LLC’s entry into the Adelanto West PPAs with SCE. We announced also Coronus Yucca Valley East 3 LLC’s entry into the Yucca Valley East 3 PPA with SCE. Additionally, as disclosed below under Item 8.01, we announced today Coronus’ initial interconnection financial security posting for the solar PV projects Coronus Joshua Tree East 1, 2, 3, 4 and 5.

ITEM 8.01          OTHER EVENTS.

On January 9, 2013, pursuant to the SCE interconnection requests for solar PV projects Coronus Joshua Tree East 1, 2, 3, 4 and 5, Coronus posted with SCE the initial interconnection financial securities, in the amounts of $41,200, $82,400, $41,200, $58,800 and $141,200, respectively. The posting amounts for the Joshua Tree East 1, 2 and 3 projects were determined by the results of the System Impact Studies Coronus entered into with SCE on February 23, 2012, which we reported in our Form 8-K filed with the SEC on February 27, 2012. The posting amounts for the Joshua Tree East 4 and 5 projects were determined by the results of the System Impact Studies Coronus entered into with SCE on June 25, 2012, which we reported in our Form 8-K filed with the SEC on June 26, 2012.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of January, 2013.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors